UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2008
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51567 (Commission File Number)	04-3454702 (I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
On May 12, 2008, NxStage Medical, Inc. (“NxStage”) announced its financial results for the quarter ended March 31, 2008. The full text of the press release issued in connection with this announcement is set forth in Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01.   Regulation FD Disclosure.
On May 12, 2008, NxStage will make a presentation to investors and analysts in connection with its earnings call. NxStage’s slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference.
Item 8.01.   Other Events.
The disclosure provided in Item 7.01 of this Current Report is incorporated herein by reference.
The exhibits referenced in Items 2.02, 7.01 and 8.01 and attached hereto shall be deemed to be “furnished” and shall not be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). By furnishing this information on Form 8-K, NxStage makes no admission as to the materiality of any of the information in this Current Report that is furnished under Items 2.02, 7.01 and 8.01, nor shall this information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.
Item 9.01.   Financial Statement and Exhibits.
(d) Exhibits.
The following exhibits to this Current Report on Form 8-K pursuant to Items 2.02, 7.01 and 8.01 shall be deemed to be furnished and not filed:
99.1	Press release dated May 12, 2008 issued by NxStage Medical, Inc.

99.2	Presentation materials disclosed on May 12, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: May 12, 2008	By:	/s/ Robert S. Brown
Robert S. Brown
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated May 12, 2008 issued by NxStage Medical, Inc.

99.2	Presentation materials disclosed on May 12, 2008.

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